Exhibit 32.1
POLYPORE, INC.
CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Polypore, Inc. (the “Company”) for the period ended October 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert B. Toth, President and Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2005	/s/ Robert B. Toth

Robert B. Toth President and Chief Executive Officer